                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported):   DECEMBER 5, 1997
                                                        (NOVEMBER 24, 1997)




                                     CIBER, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



          DELAWARE                   0-23488                  38-2046833
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)



     5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO           80111
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        (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 220-0100

                                     CIBER, Inc.
                       Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     On November 24, 1997, CIBER issued 564,027 shares of its common stock (of which 282,012 are not registered under the Securities Act of 1933) and granted options for 48,610 shares of CIBER common stock (at an aggregate exercise price of $217,000) in exchange for substantially all of the assets and liabilities of Financial Dynamics, Inc. This business combination will be accounted for as a pooling of interests.

     On November 26, 1997, CIBER issued 373,918 shares of its common stock (of which 186,959 shares are not registered under the Securities Act of 1933) in exchange for substantially all of the assets and liabilities of TechWare Consulting, Inc. ("TechWare"). In addition, CIBER issued 25,459 shares of its common stock as repayment of debt owed by TechWare. This business combination will be accounted for as a pooling of interests.

ITEM 7(c).  EXHIBITS

     1. News Release dated November 19, 1997 announcing the letter of intent with Financial Dynamics, Inc.

     2. News Release dated November 26, 1997 announcing the merger with TechWare Consulting, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CIBER, INC.



Date:  December 5, 1997                By: /s/ Christopher L. Loffredo
                                           ----------------------------
                                           Christopher L. Loffredo
                                             Vice President/Chief
                                              Accounting Officer

                            -- CIBER, INC. NEWS RELEASE --

For Immediate Release                                   Contact:
                                                        Kara Kennedy
                                                        Shareholder Relations
                                                        303/220-0100

                           CIBER ANNOUNCES LETTER OF INTENT
                            WITH FINANCIAL DYNAMICS, INC.

     Englewood, Colorado -- November 19, 1997 -- CIBER, Inc. ("CIBER") (NYSE -
CBR) announced today that privately-held McLean, VA headquartered Financial Dynamics, Inc. ("Financial Dynamics"), a provider of project and solution-oriented information technology services, has signed a letter of intent to merge with CIBER and that the closing of the merger is expected to occur by month end.

     "Rene Adam, Steve Del Bianco and Michael Horwith have created an outstanding reputation for a variety of technology solutions," said Mac Slingerlend, CIBER's President/Chief Operating Officer. "We will be combining Financial Dynamics with Spectrum Technology Group, Inc., our existing value-added custom solutions practice. Financial Dynamics adds very good southeast geographic coverage, as well as specific expertise that supplement Spectrum's skill sets," continued Mr. Slingerlend.

     Financial Dynamics employs over 150 consultants and generates annualized revenues of approximately $20 million. The combination will be accounted for as a pooling of interests.

     CIBER, Inc. is a nationwide provider of information technology consulting services. Through our 4,000 employees operating out of over 50 branch offices in over 20 states, plus our foreign operations, CIBER offers services to our clients in four principal areas: information technology consulting services (including Year 2000 conversions), package software implementation services, management consulting for "business/IT" problems and network design and integration consulting services.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements involve risks and uncertainties that could cause actual results to vary materially from such statements. Please refer to discussions of certain of these risks and uncertainties in the Company's Annual Reports, 10-Ks, 10-Qs and other Securities and Exchange Commission filings.

                                    #  #  #

      CIBER, INC., 5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, CO  80111
                             HTTP://WWW.CIBER.COM

                        -- CIBER, INC. NEWS RELEASE --

For Immediate Release                                  Contact:
                                                       Kara Kennedy
                                                       Shareholder Relations
                                                       303/220-0100

                           CIBER ANNOUNCES MERGER WITH
                            TECHWARE CONSULTING, INC.

     Englewood, Colorado -- November 26, 1997 -- CIBER, Inc. ("CIBER") (NYSE -
CBR) announced today that privately-held TechWare Consulting, Inc. ("TechWare"), a provider of information technology and project management services headquartered in Las Colinas, TX, has merged into CIBER.

     "Steve Hagenbuckle and Mike Crabtree have quickly built an energetic consulting company," said Mac Slingerlend, CIBER's President/Chief Operating Officer. "They are excited about the opportunities of joining and expanding their operations with CIBER," continued Mr. Slingerlend.

     TechWare principally provides IT consulting services to major corporations in the Dallas metropolitan area and has newer offices in Tampa, FL and Boulder, CO. TechWare employs approximately 125 consultants and generates annualized revenues of approximately $13 million. The combination will be accounted for as a pooling of interests.

     CIBER, Inc. is a nationwide provider of information technology consulting services. Through our 4,000 employees operating out of over 50 branch offices in over 20 states, plus our foreign operations, CIBER offers services to our clients in four principal areas: information technology consulting services (including Year 2000 conversions), package software implementation services, management consulting for "business/IT" problems and network design and integration consulting services.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements involve risks and uncertainties that could cause actual results to vary materially from such statements. Please refer to discussions of certain of these risks and uncertainties in the Company's Annual Reports, 10-Ks, 10-Qs and other Securities and Exchange Commission filings.

                                  #  #  #

      CIBER, INC., 5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, CO  80111
                            HTTP://WWW.CIBER.COM